Exhibit No. 24

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint
Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 1995.

                                          /s/David L. Bodde


STATE OF MISSOURI                         )
                                          )  ss
COUNTY OF JACKSON                         )


           On this 14th day of March, 1995, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                          /s/Donna L. Wood
                                             Notary Public
                                             Jackson County, Missouri


My Commission Expires:

June 28, 1998

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint
Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 1995.

                                          /s/William H. Clark


STATE OF MISSOURI                         )
                                          )  ss
COUNTY OF JACKSON                         )

           On this 14th day of March, 1995, before me the undersigned, a Notary Public, personally appeared William H. Clark, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                          /s/Jacquetta L. Hartman
                                          Notary Public
                                          Ray County, Missouri


My Commission Expires:

April 8, 1996

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint
Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 1995.

                                          /s/Robert J. Dineen


STATE OF MISSOURI                         )
                                          )  ss
COUNTY OF JACKSON                         )

           On this 14th day of March, 1995, before me the undersigned, a Notary Public, personally appeared Robert J. Dineen, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                          /s/Jacquetta L. Hartman
                                          Notary Public
                                          Ray County, Missouri


My Commission Expires:

April 8, 1996

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint
Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 1995.

                                          /s/Arthur J. Doyle


STATE OF MISSOURI                         )
                                          )  ss
COUNTY OF JACKSON                         )

           On this 14th day of March, 1995, before me the undersigned, a Notary Public, personally appeared Arthur J. Doyle, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                          /s/Jacquetta L. Hartman
                                          Notary Public
                                          Ray County, Missouri


My Commission Expires:

April 8, 1996

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint
Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 1995.

                                          /s/W. Thomas Grant II


STATE OF MISSOURI                         )
                                          )  ss
COUNTY OF JACKSON                         )

           On this 14th day of March, 1995, before me the undersigned, a Notary Public, personally appeared W. Thomas Grant II, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                          /s/Jacquetta L. Hartman
                                          Notary Public
                                          Ray County, Missouri


My Commission Expires:

April 8, 1996

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint
Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 1995.

                                          /s/George E. Nettels, Jr.


STATE OF MISSOURI                         )
                                          )  ss
COUNTY OF JACKSON                         )

           On this 14th day of March, 1995, before me the undersigned, a Notary Public, personally appeared George E. Nettels, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                          /s/Jacquetta L. Hartman
                                          Notary Public
                                          Ray County, Missouri


My Commission Expires:

April 8, 1996

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint
Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 1995.

                                          /s/Linda H. Talbott


STATE OF MISSOURI                         )
                                          )  ss
COUNTY OF JACKSON                         )

           On this 14th day of March, 1995, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                          /s/Jacquetta L. Hartman
                                          Notary Public
                                          Ray County, Missouri


My Commission Expires:

April 8, 1996

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint
Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of March, 1995.

                                          /s/Robert H. West


STATE OF MISSOURI                         )
                                          )  ss
COUNTY OF JACKSON                         )

           On this 20th day of March, 1995, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                          /s/Jacquetta L. Hartman
                                          Notary Public
                                          Ray County, Missouri


My Commission Expires:

April 8, 1996